UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 30, 2007

                HomeBanc Mortgage Trust 2007-1
(Issuing Entity)

                         HMB Acceptance Corp.
(Exact Name of Registrant as Specified in its Charter)

                 HomeBanc Mortgage Corporation
(Sponsor)

Delaware	333-129452	20-1116280
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Blvd., Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-497-1000

                                       No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-129452) in connection with various transactions. The legal opinion of Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement, together with the consent relating thereto, are attached hereto as Exhibit 5.1 and Exhibit 23.1. The legal opinion of McKee Nelson LLP to be incorporated into the Registration Statement, together with the consent relating thereto, are attached hereto as Exhibit 8.1 and Exhibit 23.2.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Richards, Layton & Finger, P.A. as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1)

23.2	Consent of McKee Nelson LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMB ACCEPTANCE CORP.

By:  /S/ Alana L. Griffin
Name: Alana L. Griffin
Title: Senior Vice President

Dated: March 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Richards, Layton & Finger, P.A. as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1)

23.2	Consent of McKee Nelson LLP (included in Exhibit 8.1).